UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2010

FOSSIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2280 N. Greenville Avenue Richardson, Texas	75082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On September 28, 2010, Michael W. Barnes notified Fossil, Inc., a Delaware corporation (the “Company”), that he is resigning as a Director and as President and Chief Operating Officer of the Company, effective November 30, 2010. Mr. Barnes’ resignation is not due to any disagreement with the Company or its management regarding any matter relating to the Company’s operations, policies or practices. Michael W. Barnes has served as President and Chief Operating Officer of the Company since January 1, 2007 and as a Director of the Company since February 1993.

Item 8.01	Other Events.

On September 29, 2010, the Company issued a press release announcing the resignation of Mr. Barnes. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated as of September 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSSIL, INC.

Date: September 29, 2010	By:	/S/ MIKE L. KOVAR
	Name:	Mike L. Kovar
	Title:	Executive Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press release dated as of September 29, 2010.

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